Exhibit 99.1

Haymaker – OneSpaWorld

Acquisition Conference Call Remarks

November 2, 2018

Operator

Good morning, ladies and gentlemen. Thank you for standing by and welcome to the Haymaker Acquisition Corp. and OneSpaWorld Conference Call and Webcast. We appreciate everyone joining us today. Please note that the press release issued yesterday afternoon and related SEC documents can be found on the Haymaker Acquisition Corp. website at: www.haymakeracquisition.com.

In addition, the investor deck that will be presented as part of today’s discussion has been posted on Haymaker’s website and is available for download. Please review the disclaimers included in the investor deck.

Today’s presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt, or other financial instruments of OneSpaWorld or Haymaker Acquisition Corp. or any of OneSpaWorld’s or Haymaker’s affiliates’ securities as such terms are defined under U.S. federal securities laws.

The investor presentation has been prepared to assist interested parties in making their own evaluation of the proposed investment and for no other purpose. The information contained herein does not purport to be all inclusive.

The presentation includes non-GAAP financial measures such as Pro Forma Adjusted Net Income. Please refer to the corresponding investor presentation for a breakdown of non-GAAP financial measures. Pro Forma Adjusted Net Income includes interest expense Pro Forma for the capital structure at closing and incremental public company costs and excludes non-recurring expenses and amortization of intangibles. Our non-GAAP financial measures should not be considered as alternatives to generally accepted accounting principles in the United States of

America or GAAP measures such as net income, operating income, net cash flows provided by operating activities, or any other GAAP measures of liquidity or financial performance.

In connection with the proposed transaction, Steiner Leisure Limited and Haymaker intend to cause OSW Holdings Limited to file with the Securities and Exchange Commission a registration statement on Form S-4, which will include a prospectus with respect to the securities to be issued in connection with the proposed business combination with OneSpaWorld and Haymaker and a proxy statement with respect to Haymaker’s stockholder meeting to vote on the proposed transaction. The Registration Statement will contain important information about the proposed business combination and related matters.

Hosting today’s call from Haymaker is Andy Heyer, President, and from OneSpaWorld, Leonard Fluxman, Executive Chairman, and Glenn Fusfield, President and Chief Executive Officer. I will now turn the call over to Andy Heyer.

Andy Heyer – Haymaker President

Thank you. Welcome everyone to the Haymaker-OneSpaWorld conference call.

I am excited to share with you that earlier today we announced the signing of a definitive agreement to purchase OneSpaWorld from Steiner Leisure Limited for approximately $950 million in total consideration. The acquisition will be funded through cash in trust, borrowings, and a concurrent common stock private placement led by premier institutional investors including Franklin Templeton and Neuberger Berman. OSW’s largest current shareholder, L Catterton, will remain a meaningful equity owner in the new company.

Let me start by providing background on Haymaker. Steven Heyer and I formed Haymaker Acquisition Corp. for the purpose of conducting a business combination. On October 27, 2017, we completed our IPO, raising $330.0 million with a mandate to find an attractive target in the consumer and consumer-related products and services industries. We focused on candidates that we believed to be capital-efficient and have market leadership in their respective sectors.

We believe that the acquisition of OneSpaWorld is perfectly aligned with our directive. OneSpaWorld is one of the largest health and wellness services companies in the world, and their distinguished facilities offer guests a comprehensive suite of premium health, fitness, beauty, and wellness services and products onboard 161 cruise ships and at 66 destination resorts globally. OneSpaWorld is an asset-light, high cash flow consumer services platform with a leading market position and unique economic profile. OneSpaWorld benefits from the highly dependable and visible growth of the global cruise industry. The combined company will be led by OSW’s current management team, which operated Steiner Leisure for nearly 20 years while it was a public company.

We expect our operational expertise in the consumer, retail, and hospitality sectors will combine with OneSpaWorld’s robust operating platform, experienced management team, and significant competitive strengths to enable OneSpaWorld to continue its global expansion.

The respective boards of directors of both Haymaker and Steiner Leisure have unanimously approved the proposed transaction. The closing of the proposed transaction is expected in early 2019, subject to Haymaker’s stockholder approval and other customary closing conditions. Following closing, the common shares of OneSpaWorld Holdings Limited are expected to trade on the Nasdaq Stock Market under the symbol “OSW”.

Let me share in more detail the five key reasons why we are so excited to acquire OneSpaWorld.

First: OneSpaWorld is a global market leader in an attractive and growing industry. With over 80% market share in the highly attractive outsourced maritime health and wellness market, OSW is 10x the size of its closest competitor. Secular trends in the cruise industry, including ongoing investment and strong consumer demand, have driven 20 years of consecutive passenger growth. The industry even grew passenger count throughout the recession of 2008. In addition, the company is the beneficiary of a global movement towards consumer lifestyles that demand health and wellness activities and services in their daily lives.

Second: OneSpaWorld’s business model would be just about impossible to replicate at scale. OneSpaWorld’s business model remains well-positioned for sustained and profitable long term growth. OSW’s maritime-leading market position has been built upon its broad suite of service offerings, proven track record of product innovation, expansive global platform for recruitment, training and logistics, and exceptional service standards over 25 years. The robust infrastructure and processes required to operate and maximize revenue across a network of global wellness facilities separate OneSpaWorld from its peers. OneSpaWorld’s captive recruitment and training platform staffs its wellness facilities and fitness centers with highly- trained professionals fulfilling complex language, cultural, and modality-specific training requirements. It is the only company with the global infrastructure to commission staff at over 1,000 ports of call worldwide at a moment’s notice.

Third: OneSpaWorld’s growth is highly visible and predictable. OneSpaWorld benefits from the cruise industry’s dependable captive audience of over 25 million consumers, and growing, that consistently fill ships each year at occupancy rates in excess of 100%. Additionally, OneSpaWorld is well positioned to take advantage of the cruise industry’s clear path of capacity growth demonstrated and published in a publicly available global order book of new ship builds reflecting 5+ years of growth. OneSpaWorld’s long-term fleet-wide contracts typically allow it to operate on new ships commissioned during the contract term. The Company has great visibility into prospective revenue, with approximately 85% of 2020 revenue at sea coming from cruise line banners in OSW’s current contract portfolio.

Fourth: OneSpaWorld has exceptional after-tax free cash flow conversion. Third parties typically fund the build-out, maintenance, and refurbishment of OneSpaWorld’s onboard wellness and fitness facilities, resulting in an asset-light profile with minimal capex required. OneSpaWorld is a Bahamian company, earning a substantial portion of its revenue in low or no tax jurisdictions, leading to a low effective cash tax rate. This unique profile results in 90% after-tax free cash flow conversion.

Fifth: This team successfully built and ran OneSpaWorld as a public entity, which at the time was the largest business under the Steiner Leisure Limited umbrella. The combined company will be led by OSW’s current management team, which operated Steiner for nearly 20 years while it was a public company. OSW’s Executive Chairman, Leonard Fluxman, and CFO and COO, Stephen Lazarus, served together as CEO and President and CFO and COO, respectively, of Steiner Leisure for more than a decade. Mr. Fluxman, Mr. Lazarus, and the

Company’s Chief Executive Officer, Glenn Fusfield, lead an internally-developed senior management team with over 150 years of combined industry experience. OSW will also benefit from Haymaker’s investing and operational experience at Fortune 500 companies, particularly in the consumer and hospitality sectors.

For all of these reasons, and others, we believe this is a beneficial transaction for our investors. Now let me turn the call over to Leonard to go over OneSpaWorld’s unique history and its strategy for future growth.

Leonard Fluxman – Executive Chairman:

Thank you, Andy. Good morning everyone. I am truly excited to be re-entering the public markets by partnering with Andy, Steve and the entire Haymaker team. For over 50 years, OSW has built a company with a leading market position upon its broad suite of service offerings, proven track record of product innovation, expansive global platform for recruitment, training and logistics, and exceptional service standards on land and at sea. I look forward to leveraging the consumer experience of the Haymaker team to continue to accelerate OneSpaWorld’s growth organically and in complimentary areas.

My remarks will focus on our industry, our positioning, and our growth strategy.

Before I begin, let me give you the storied background of OneSpaWorld. Our heritage onboard dates back to 1960 when Steiner Salons won its first cruise contract onboard the Queen Mary and Queen Elizabeth II. In 1996, Steiner Leisure went public as a consortium of OneSpaWorld and other vertically integrated spa and salon operators with facilities on cruise ships at sea and on land at resorts and urban hotels. In 2015, Steiner Leisure was acquired by L Catterton, the largest and most global consumer-focused private equity firm in the world. While private, L Catterton invested with us to further evolve and enhance our business model in preparation for this day. For example, through the use of data we are collaborating with our cruise line partners to launch joint initiatives to grow onboard revenues strategically and reliably. We now use advanced technology to attract and obtain new customers and pre-book services months in advance. We are also now being pursued by wellness brands to provide their products on our platform, due to our global distribution and multi-continent reach to over 25 million highly sought-after consumers. All through this time while we were private, OneSpaWorld has continued to experience dramatic growth and enhance its differentiation in the marketplace. Today, OneSpaWorld re-enters the public market as a pure play operator of distinguished health and wellness facilities at sea and on land, reaching millions of consumers across the globe. We enter the public markets focused on leveraging the strengths of our platform while continuing to grow our highly profitable and asset-light business.

We view our business model as highly complex and nearly impossible to replicate. We design state of the art health and wellness facilities and have the infrastructure to recruit, train, and manage the world’s most diverse staff of wellness professionals. This translates to a staff of over 3,000 professionals in our network, representing 87 nationalities and speaking 27 languages. We offer a comprehensive and innovative range of services along with an exclusive selection of products. Brands come to us for exclusive distribution through our facilities including Elemis, Thermage, and Dysport, as our powerful channel has access to over 20 million cruise guests on an annual basis.

We have long term partnerships with the largest and most reputable cruise lines in the world, partnerships which we have maintained on average for over 20 years. We operate on all global routes and all ship classes across every market segment. Our cruise partners include Carnival Cruise Line, Royal Caribbean, Princess Cruises, Norwegian Cruise Lines, Costa, and Holland America, among many others. The quality and duration of these relationships demonstrate our history of successful operations and ability to innovate and adapt our product and service offerings to fit the differentiated and ever-evolving needs of cruise operators and guests.

Our cruise line relationship is not your typical landlord/tenant relationship, as we are strategically and economically aligned. This economic structure incentivizes collaboration to drive revenue growth and, importantly, leads to high guest satisfaction. We continuously evolve our offering and roll-out services based on the latest trends in consumer health and wellness, and are keenly aware of the geographical differences and desires across cultures. Notably, we offer innovative medi-spa services including Botox, CoolSculpting, Thermage, and dermal fillers, among others.

Historically, the extent of our collaboration with cruise lines was limited to spa branding, design, and signage onboard. Today, we benefit from a more collaborative relationship and data-driven outcomes, frequently meeting to discuss initiatives to drive onboard revenue and enhance guest satisfaction.

More broadly, global megatrends support our robust long-term outlook for continued growth:

●   The global cruise sector is expected to continue its rapid growth. Cruise capacity is projected to increase at a CAGR of 7% from 2015 to 2022 fueled by favorable demographic trends, including the aging of global populations, continued health and wellness trends, the worldwide millennial focus on experiences, and China’s burgeoning middle class.

●   Global wellness trends continue to drive interest in our facilities, services and products. In 2016, spa industry sales were $82 billion and are expected to reach $104 billion by 2022. Our independent consulting studies suggest that over half of all passengers on cruises are also interested in exploring our facilities, and that number continues to increase.

●   Longer-term, we believe that Asia’s cruise expansion is a generational opportunity. According to prominent industry sources, Asian capacity is expected to increase at a 15% CAGR from 2015 to 2022. This mirrors the early stages of North American growth, which saw growth at a similar rate from 1982 to 1986. According to Cruise Industry News, passenger demand in the Asian cruise market is expected to surpass the European market in passenger count within the next 5 to 10 years and some estimates from operators foresee Asia overtaking the US market in the longer term.

These multiple secular trends underlie a compelling outlook for cruise sector growth and expansion of onboard health and wellness services.

Over the next five years, our existing cruise line customers are expected to build 35 new ships, representing over 140,000 new berths, which is a 30% increase to today’s berth count. 85% of our 2020 projected revenues at sea come from our existing fleet and new ships already under contract.

Moreover, we will continue to pursue growth through expanded service offerings, increased pre-booking and dynamic pricing, targeted marketing and promotions, and extending retail beyond the ship via e-commerce and our shop & ship program. Contributing to our growth is the expansion of our resort footprint. OneSpaWorld is a turnkey operator of 66 destination resort spas around the world, with 16 in North America and 50 in Asia, including globally–recognized proprietary brands such as Mandara and Chavana Spa. We maintain long-term relationships with marque resort operators such as: Atlantis, Paradise Island, Marriott, Loews, Four Seasons, Disneyland, and Lotte Hotels and Resorts, to name a few.

Historically, our resorts division operated as a separate business within Steiner Leisure. Since being taken private, we are now bringing our successful strategies at sea to land.

Finally, the partnership with Haymaker will give OneSpaWorld access to a team of consumer industry professionals with expertise in the areas of product innovation, design branding, and market development and logistics, which we expect to leverage to enhance our growth.

In summary, we are very enthusiastic about bringing the new OneSpaWorld back to the public markets, and expect our strategies to lead to strong value creation for all of our stakeholders for years to come.

Now let me turn the call over to Glenn to review the financials.

Glenn Fusfield - President and Chief Executive Officer

Good morning. I would like to echo Andy and Leonard in my enthusiasm for the transaction, and I’d like to spend some time on OneSpaWorld’s unique and highly predictable financial model.

Our revenue streams are highly dependable and visible, due in large part to unique cruise industry dynamics. We expect to be a beneficiary of global consumer megatrends positively influencing the leisure market for health and wellness services.

We have an approximately 95% historical contract renewal rate and have a 5-year average life remaining on our existing cruise contracts. Our cruise partners are experts at dependably building and filling their ships, and as OSW only requires 10% of cruise guests to utilize our services for us to reach our financial targets, we know that when a new ship is announced, we will be able to capture guests and drive revenue. We expect 35 net new ships to enter our cruise partners’ fleet through 2020, and we plan to drive our revenues further with the continued rollout of proven onboard revenue growth initiatives across our entire fleet. For these reasons, we have very good visibility into our future revenue streams for the next several years.

OneSpaWorld maintains a differentiated asset-light business model with annual capital expenditures at approximately 1% of revenue, and a low cash tax rate due to a majority of its profits being earned in low or no tax jurisdictions. This translates to our ability to consistently deliver exceptional after-tax free cash flow, meaning that our profitability translates directly to free cash flow for the business.

A few financial statistics I’d like to highlight. OneSpaWorld expects to generate approximately $535 million in revenue and over $26 million in Pro Forma Adjusted Net Income in 2018. For 2019, we forecast revenue of over $570 million and approximately $33 million in Pro Forma Adjusted Net Income, reflecting over 23% growth in Pro Forma Adjusted Net Income. We invite you to refer to page 36 of the investor presentation for a detailed breakdown of our financial outlook.

As you can see, we are very excited about the future. OneSpaWorld has an experienced management team with a proven track record of performance and the platform, strategy and industry tailwinds to bolster our strong outlook in the near- and long-term. Our entire team is looking forward to sharing our progress with you along the way as a public company once again.

Thanks for your attention today. If you have any questions regarding the presentation, please contact Allison Malkin at ICR by phone at 203-682-8225 or by email: allison.malkin@icrinc.com.

You may all disconnect.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Steiner and Haymaker intend to cause OSW Holdings Limited (the “Company”) to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the Company’s securities to be issued in connection with the proposed business combination of OneSpaWorld and Haymaker and a proxy statement with respect to Haymaker’s stockholder meeting to vote on the proposed transaction. The Registration Statement will contain important information about the proposed business combination and related matters. HAYMAKER’S STOCKHOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. When available, the Registration Statement and other relevant materials for the proposed transaction will be mailed to stockholders of Haymaker as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the Registration Statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Haymaker Acquisition Corp., 650 Fifth Avenue, Floor 10, New York, NY 10019.

Participants in the Solicitation

Steiner, Haymaker, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Haymaker’s stockholders with respect to the proposed transaction. Information about Haymaker’s directors and executive officers is contained in Haymaker’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Haymaker Acquisition Corp., 650 Fifth Avenue, Floor 10, New York, NY 10019, Attention: Christopher Bradley or Joseph Tonnos, (212) 616-9600. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Haymaker’s stockholders in connection with the proposed business combination will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Steiner and Haymaker intend to cause the Company to file with the SEC.

Forward-Looking Statements

This transcript includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of Haymaker, OneSpaWorld or the Company may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Haymaker, OneSpaWorld and the Company and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Haymaker or other conditions to closing in the business combination agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement or could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common shares on Nasdaq following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that OneSpaWorld may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in Haymaker’s other filings with the SEC. Haymaker cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Steiner, OneSpaWorld and Haymaker do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This transcript shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This transcript shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

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